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            PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT TWO
             ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY



  SUPPLEMENT DATED OCTOBER 20, 1995 TO THE PUTNAM CAPITAL MANAGER TRUST
                     PROSPECTUS DATED MAY 1, 1995



The subsection entitled "The Company" should read as follows:


THE COMPANY


    ITT Hartford Life and Annuity Insurance Company ("ITT Hartford"), formerly ITT Hartford Insurance Corporation, is domiciled in the state of Wisconsin at Suite 2100, 111 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 and with its principal office at 505 Highway 169 North, Minneapolis, Minnesota 55441; however, its mailing address is P.O. Box 5085, Hartford, CT 06102-5085, Attn: Individual Annuity Operations.

    ITT Hartford was incorporated in January 9, 1956 and commenced business July 1, 1965. It is a stock life insurance company engaged in the business of writing both individual and group life insurance and annuities in all states including the District of Columbia, except New York.

    ITT Hartford is a wholly owned subsidiary of Hartford Life Insurance Company. ITT Hartford is ultimately 100% owned by Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States.

    ITT Hartford Life and Annuity Insurance Company is rated A+ (superior) by A.M. Best and Company, Inc. on the basis of its financial soundness and operating performance. ITT Hartford Life and Annuity Insurance Company has an AA+ rating from both Standard and Poor's and Duff and Phelps on the basis of its claims-paying ability.

    These ratings do not apply to the performance of the Separate Account. However, the Contractual obligations under this variable annuity are the general corporate obligations of ITT Hartford. These ratings do apply to ITT Hartford's ability to meet its insurance obligations under the Contract.


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